Exhibit 10.1
EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 3, 2022, is entered into by and among National Fuel Gas Company (the “Company”), the lenders listed on the signature pages hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), in respect of the Credit Agreement described below.

W I T N E S S E T H:

WHEREAS, the Company is a party to that certain Credit Agreement, dated as of February 28, 2022 (as the same may be amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), among the Company, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.1Amendments to the Existing Credit Agreement.

(a)Effective as of the date first set forth above and subject to the conditions precedent set forth in Section 1.3 below, the parties hereto agree that the Existing Credit Agreement is hereby amended as follows:

(i)The definition of “Consolidated Capitalization” set forth in Section 1.01 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“Consolidated Capitalization” means, at any date, the sum of Consolidated Net Worth and Consolidated Indebtedness; provided that, solely for the purpose of the calculations under Section 5.07, Consolidated Capitalization shall mean, at any date, the sum, without duplication, of (x) Consolidated Net Worth; provided that, (i) commencing with the fiscal quarter ending June 30, 2022 and thereafter, for purposes of calculating Consolidated Net Worth, unrealized gains and losses on derivative financial instruments included in Accumulated Other Comprehensive Income (Loss), as disclosed in the Borrower’s Annual Report on SEC Form 10-K or Quarterly Report on SEC Form 10-Q, as applicable, shall be excluded from the determination of comprehensive shareholders’ equity and (ii) the amount excluded pursuant to clause (i) attributable to unrealized gains and losses on derivative financial instruments (other than commodity derivatives) shall not exceed $10,000,000, (y) Consolidated Indebtedness, and (z) 50% of the aggregate after-tax amount of non-cash charges directly arising from any ceiling test impairment calculated on a consolidated basis for the Borrower and its Subsidiaries for the period commencing on July 1, 2018 through and including such date of determination; provided that the amount determined pursuant to this clause (z) shall not exceed $400,000,000.

(ii)Exhibit D to the Existing Credit Agreement is amended and restated in its entirety as set forth on Annex A.

Section 1.2Representations and Warranties. The Company represents and warrants to the Administrative Agent and each Lender that:

(a)the representations and warranties of the Company set forth in the Credit Agreement (including, without limitation, the representations and warranties set forth in Section 3.03 and the last two sentences of Section 3.02) are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date;

(b)at the time of and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default has occurred and is continuing;

(c)(i) the Company has all necessary corporate power, authority and legal right to execute and deliver this Amendment, and to perform its obligations under this Amendment and the Credit Agreement; (ii) the execution and delivery by the Company of this Amendment, and the performance by the Company of this Amendment and the Credit Agreement have been duly authorized by all necessary corporate action on its part (including, without limitation, any required shareholder approvals); and (iii) this Amendment has been duly and validly executed and delivered by the Company and this Amendment and the Credit Agreement constitutes the Company’s legal, valid and binding obligation, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (B) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(d)none of the execution and delivery by the Company of this Amendment and the performance by the Company of this Amendment, the Credit Agreement and the transactions contemplated hereby and thereby (a) will conflict with or result in a breach of, or require any consent under (i) the articles of incorporation or by-laws of the Company, or (ii) any applicable law or regulation, or, to the best knowledge of the Company, any order, writ, injunction or decree of any court or governmental or regulatory authority, agency, instrumentality or political subdivision thereof, or any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their property is bound or to which any of them or any of their property is subject, or constitute a default under any such agreement or instrument, which conflict, breach or consent requirement referred to in this clause (ii), including any failure to obtain any such consent, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 1.3Conditions Precedent. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following (the date upon which all of such conditions shall be satisfied, the “Amendment Effective Date”):

(a)either (i) a counterpart of this Amendment signed on behalf of each party hereto or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

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(b)all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable fees, charges and disbursements of counsel incurred in connection with this Amendment, the Credit Agreement and any related documentation required to be reimbursed or paid by the Company hereunder; and

(c)such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 1.4Continuing Effectiveness, Etc.

(a)Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Credit Agreement and each reference to the Existing Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection the Credit Agreement shall mean and be a reference to the Credit Agreement.

(b)Except as specifically amended hereby, the Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. This Amendment is not intended to and does not constitute a novation of the Company’s obligations under the Loan Documents. The Company (i) agrees that, except as specifically provided herein, this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Company arising under or pursuant to the Credit Agreement or the other Loan Documents to which it is a party and (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party.

(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)This Amendment shall constitute a Loan Document.

Section 1.5CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Section 1.6Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and their respective successors and assigns.

Section 1.7Counterparts; Effectiveness. (a) This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 1.3 above, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding
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upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

Section 1.8Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[signature pages follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

NATIONAL FUEL GAS COMPANY

By:	/s/ K. M. Camiolo
Name:	K.M. Camiolo
Title:	Treasurer and Principal Financial Officer

Signature Page to
Amendment No. 1 to Credit Agreement
National Fuel Gas Company

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Jorge Diaz Granados
Name:	Jorge Diaz Granados
Title:	Vice President & Authorized Officer
Signature Page to
Amendment No. 1 to Credit Agreement
National Fuel Gas Company

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Matt Smith
Name:	Matt Smith
Title:	Senior Vice President
Signature Page to
Amendment No. 1 to Credit Agreement
National Fuel Gas Company

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kyle Patterson
Name:	Kyle Patterson
Title:	Senior Vice President
Signature Page to
Amendment No. 1 to Credit Agreement
National Fuel Gas Company

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Engel
Name:	Patrick Engel
Title:	Managing Director
Signature Page to
Amendment No. 1 to Credit Agreement
National Fuel Gas Company

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Anju Abraham
Name:	Anju Abraham
Title:	Executive Director
Signature Page to
Amendment No. 1 to Credit Agreement
National Fuel Gas Company

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peter Leonard
Name:	Peter Leonard
Title:	Senior Vice President
Signature Page to
Amendment No. 1 to Credit Agreement
National Fuel Gas Company

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Denise Davis
Name:	Denise Davis
Title:	Managing Director
Signature Page to
Amendment No. 1 to Credit Agreement
National Fuel Gas Company

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Luke S. Fernie
Name:	Luke S. Fernie
Title:	Assistant Vice President
Signature Page to
Amendment No. 1 to Credit Agreement
National Fuel Gas Company

CITIZENS BANK, N.A., as a Lender

By:	/s/ Ed Mielcarek
Name:	Ed Mielcarek
Title:	Sr. Vice President
Signature Page to
Amendment No. 1 to Credit Agreement
National Fuel Gas Company

COMERICA BANK, as a Lender

By:	/s/ Brandon Kotcher
Name:	Brandon Kotcher
Title:	Vice President
Signature Page to
Amendment No. 1 to Credit Agreement
National Fuel Gas Company

M&T BANK CORPORATION, as a Lender

By:	/s/ Marc DeGiulio
Name:	Marc DeGiulio
Title:	Vice President
Signature Page to
Amendment No. 1 to Credit Agreement
National Fuel Gas Company

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Brian MacFarlane
Name:	Brian MacFarlane
Title:	Authorized Signatory
Signature Page to
Amendment No. 1 to Credit Agreement
National Fuel Gas Company

ANNEX A

NATIONAL FUEL GAS COMPANY
CREDIT AGREEMENT DATED FEBRUARY 28, 2022

QUARTERLY COMPLIANCE CERTIFICATE
FOR THE FISCAL QUARTER ENDED [ ]

I, [ ], hereby certify that I am a Financial Officer of National Fuel Gas Company, have knowledge of the facts stated herein and am duly authorized to execute and deliver this Quarterly Compliance Certificate. This Quarterly Compliance Certificate is being furnished pursuant to that certain Credit Agreement dated as of February 28, 2022 (the “Credit Agreement”) among National Fuel Gas Company (the “Borrower”), the Lenders named therein (the “Lenders”) and JPMorgan Chase Bank, N.A., as the administrative agent for the Lenders (the “Administrative Agent”). Unless otherwise defined, capitalized terms used herein shall have the same meanings for such terms as in the Credit Agreement, and all Section references herein are references to sections of the Credit Agreement.

No default has occurred or is continuing under the Credit Agreement.

COMPLIANCE WITH FINANCIAL CONDITION AS OF [ ]
RATIO OF CONSOLIDATED INDEBTEDNESS TO CONSOLIDATED CAPITALIZATION
(Section 5.07 of Credit Agreement) ($ IN 000’S)

A.NUMERATOR

(i)	Long-Term Debt, Net of Unamortized Discount and Debt Issuance Costs	$[ ]

(ii)	Notes Payable to Banks and Commercial Paper	[ ]

(iii)	Current Portion of Long-Term Debt	[ ]

	TOTAL	$[ ]
B. DENOMINATOR

(i)	Long-Term Debt, Net of Unamortized Discount and Debt Issuance Costs	$[ ]

(ii)	Notes Payable to Banks and Commercial Paper	[ ]

(iii)	Current Portion of Long-Term Debt	[ ]

(iv)	Total Comprehensive Shareholders’ Equity	[ ]

(v)	[plus][minus] unrealized gains and losses on derivative financial instruments (subject to $10 million maximum on derivative financial instruments other than commodity derivatives)[1]	[ ]

(vi)	50% of Ceiling Test Impairment Charges Since July 1, 2018 (subject to $400 million maximum)	[ ]

	TOTAL	$[ ]

RATIO OF CONSOLIDATED INDEBTEDNESS TO CONSOLIDATED CAPITALIZATION (A/B)	[ ]

1 Commencing with the fiscal quarter ending June 30, 2022.

WITNESS my hand on this [ ] day of [ ].
NATIONAL FUEL GAS COMPANY

By:
Name: [ ]
Title: [ ]